UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 18, 2016

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.
On January 18, 2016, Worthington Industries, Inc. ("Worthington") issued a news release announcing that it had acquired the business of NetBraze, LLC, a manufacturer of brazing alloys, silver brazing filler metals, solders and fluxes primarily used in plumbing, HVAC-R, industrial gas and OEM markets.  The purchase price was approximately $2.8 million plus an earn out.

Item 9.01                       Financial Statements and Exhibits.

(a) – (c)        Not applicable.

(d)            Exhibits:

            99.1             News Release issued by Worthington Industries, Inc. on January 18, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: January 19, 2016
	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel & Secretary